UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2008

Astronics Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 Commerce Way, East Aurora, New York		14052
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-805-1599

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Astronics Announces One-for-Four Stock Distribution Common and Class B stockholders will receive distribution of Class B Stock

EAST AURORA, NY, September 16, 2008 – Astronics Corporation announced a one-for-four distribution of Class B Stock to holders of both Common and Class B Stock. Stockholders will receive one share of Class B Stock for every four shares of Common and Class B Stock held on the record date of October 6, 2008. Fractional shares will be paid in cash. The Company expects the new shares to be distributed on or about October 17, 2008.

The full text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release Dated September 16, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

September 16, 2008	By:	/s/ David C. Burney

Name: David C. Burney
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated September 16, 2008